EXHIBIT 10.45

                  Salary Compensation Information


The following are the annual base salaries of the named executive officers of The Reader's Digest Association, Inc. who are shown in Reader's Digest's proxy statement dated October 4, 2004:


Name and principal position                          Base salary
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Thomas O. Ryder                                        $800,000
Chairman and Chief Executive Officer
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Eric W. Schrier                                        $465,000
President, Reader's Digest North America, and Senior
Vice President and Global Editor-in-Chief
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Thomas D. Gardner                                      $440,000
President, Reader's Digest International, and Senior
Vice President
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Michael S. Geltzeiler                                  $400,000
Senior Vice President and Chief Financial Officer

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Gary S. Rich                                            $390,000
President, QSP, and Senior Vice President
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